EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Shuffle Master, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul C. Meyer, President, Chief Operating Officer, Acting Chief Financial Officer, Treasurer and Secretary, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 2, 2004

/s/ PAUL C. MEYER
Paul C. Meyer President, Chief Operating Officer, Acting Chief Financial Officer, Treasurer and Secretary.